Spark Energy, Inc. Reports First Quarter 2021 Financial Results HOUSTON, May 5, 2021 (ACCESSWIRE) -- Spark Energy, Inc. ("Spark" or the "Company") (NASDAQ: SPKE), an independent retail energy services company, today reported financial results for the quarter ended March 31, 2021. Key Highlights • Reported a Net Loss of $(27.6) million for the first quarter; including a $(64.9) million impact as a direct result of winter storm Uri, as of March 31, 2021 • Achieved $32.7 million in Adjusted EBITDA, and $50.0 million in Retail Gross Margin for the first quarter, excluding the impacts of winter storm Uri • Average monthly attrition of 4.2% • Increased Senior Credit Facility with a Working Capital Commitment of $227.5 million • Total liquidity of $141.0 million as of March 31, 2021 "Since the start of the year, Spark's initiatives to improve the quality of its customer book and implement additional integrations resulting in cost reductions, are producing tremendous results. That said, first quarter results were curtailed by the impact of February's winter storm Uri, which adversely affected Spark and the entire retail energy industry. I am extremely proud of Spark and its employees as everyone came together to work through the impacts of the storm. While the storm presents a temporary setback, it will have negligible impact on the future ambitions and goals for the Company. We will continue to execute on our initiatives of ramping up organic sales along with a few tuck-in acquisitions. Looking forward to the Company's future, we have started several new initiatives concurrently with the global push for ESG and look forward to updating further as we progress," said Keith Maxwell, Spark's President and Chief Executive Officer. As previously disclosed, in February 2021, the U.S. experienced winter storm Uri, an unprecedented storm bringing extreme cold temperatures to the central U.S., including Texas. As a result of increased power demand for customers across the state of Texas and power generation disruptions during the weather event, power and ancillary costs in the Electric Reliability Council of Texas ("ERCOT") service area reached or exceeded maximum allowed clearing prices. Uncertainty still exists with respect to the financial impact of the weather event as we await the results of formal disputes regarding pricing and volume settlement data received to date, for which we are exploring all legal options; and any corrective action by the State of Texas, ERCOT, the Railroad Commission of Texas, or the Public Utility Commission of Texas. Summary First Quarter 2021 Financial Results Net Loss for the quarter ended March 31, 2021, was $(27.6) million compared to net income of $10.1 million for the quarter ended March 31, 2020. The decrease compared to the prior year was primarily the result of reduced gross margin due to winter storm Uri, partially offset with a decrease in G&A, the non-cash mark-to-market accounting associated with the hedges we put in place to lock in margins on our retail contracts, and an income tax benefit. We had a mark-to-market gain this quarter of $5.9 million, compared to a mark-to-market loss of $(7.9) million a year ago.

For the quarter ended March 31, 2021, Spark reported Adjusted EBITDA of $32.7 million1 compared to Adjusted EBITDA of $30.3 million for the quarter ended March 31, 2020. While gross margin was lower year-over-year, the decrease in gross margin was offset by decreases in G&A expenses and Customer Acquisition Cost spending. For the quarter ended March 31, 2021, Spark reported Retail Gross Margin of $50.0 million2 compared to Retail Gross Margin of $55.5 million for the quarter ended March 31, 2020. This decrease of $5.5 million was primarily attributable to fewer customers in our overall portfolio. Liquidity and Capital Resources ($ in thousands) March 31, 2021 Cash and cash equivalents $ 81,491 Senior Credit Facility Availability (1) 44,517 Subordinated Debt Facility Availability (2) 15,000 Total Liquidity $ 141,008 (1) Reflects amount of Letters of Credit that could be issued based on existing covenants as of March 31, 2021. (2) The availability of the Subordinated Facility is dependent on our Founder's willingness and ability to lend. Dividend On April 21, 2021, Spark’s Board of Directors declared quarterly dividends of $0.18125 per share of Class A common stock payable on June 15, 2021 to holders of record on June 1, 2021, and $0.546875 per share of Series A Preferred Stock payable on July 15, 2021 to holders of record on July 1, 2021. Business Outlook Mr. Maxwell concluded, "While the winter storm Uri had a negative impact on the retail energy industry as a whole, we have survived the storm and are looking forward to the balance of the year. After paying all invoices incurred as a result of the storm, Spark ends the first quarter of 2021 with ample liquidity. In addition, Spark increased the commitments on its credit facility to $227.5 million which will position Spark to grow as opportunities arise, adding to our confidence that Spark Energy will be successful in 2021.” Conference Call and Webcast Spark will host a conference call to discuss first quarter 2021 results on Wednesday, May 6, 2021, at 10:00 AM Central Time (11:00 AM Eastern). A live webcast of the conference call can be accessed from the Events & Presentations page of the Spark Energy Investor Relations website at http://ir.sparkenergy.com/events-and-presentations. An archived replay of the webcast will be available for twelve months following the live presentation. About Spark Energy, Inc. 1 Includes a $60.0 million add-back to Adjusted EBITDA as defined by the definition of Adjusted EBITDA in the Senior Credit facility due to winter storm Uri, which provides for add-backs for nonrecurring items. Please see "Reconciliation of GAAP to Non-GAAP Measures." 2 Includes a $64.9 million add-back to Retail Gross Margin which is the impact of the Texas winter storm Uri. Please see "Reconciliation of GAAP to Non-GAAP Measures."

Spark Energy, Inc. is an independent retail energy services company founded in 1999 that provides residential and commercial customers in competitive markets across the United States with an alternative choice for natural gas and electricity. Headquartered in Houston, Texas, Spark currently operates in 100 utility service territories across 19 states and the District of Columbia. Spark offers its customers a variety of product and service choices, including stable and predictable energy costs and green product alternatives. We use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Investors should note that new materials, including press releases, updated investor presentations, and financial and other filings with the Securities and Exchange Commission are posted on the Spark Energy Investor Relations website at ir.sparkenergy.com. Investors are urged to monitor our website regularly for information and updates about the Company. Cautionary Note Regarding Forward Looking Statements This earnings release contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) can be identified by the use of forward-looking terminology including “may,” “should,” "could," “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this earnings release are forward-looking statements. The forward-looking statements include statements regarding the impacts of COVID-19 and the 2021 severe weather event, cash flow generation and liquidity, business strategy, prospects for growth, outcomes of legal proceedings, ability to pay cash dividends, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives, beliefs of management, availability and terms of capital, competition, governmental regulation and general economic conditions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. The forward-looking statements in this earnings release are subject to risks and uncertainties. Important factors that could cause actual results to materially differ from those projected in the forward-looking statements include, but are not limited to: • evolving risks, uncertainties and impacts relating to COVID-19, including the geographic spread, the severity of the disease, the scope and duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, and the potential for continuing negative impacts of COVID-19 on economies and financial markets; • the ultimate impact of the 2021 severe weather event, including resolution of outstanding pricing and volume settlement data from ERCOT; the results of formal disputes regarding pricing and volume settlement data received to date; and any corrective action by the State of Texas, ERCOT, the Railroad Commission of Texas, or the Public Utility Commission of Texas; • changes in commodity prices; • the sufficiency of risk management and hedging policies and practices; • the impact of extreme and unpredictable weather conditions, including hurricanes and other natural disasters; • federal, state and local regulations, including the industry's ability to address or adapt to potentially restrictive new regulations that may be enacted by public utility commissions; • our ability to borrow funds and access credit markets; • restrictions in our debt agreements and collateral requirements;

• credit risk with respect to suppliers and customers; • changes in costs to acquire customers as well as actual attrition rates; • accuracy of billing systems; • our ability to successfully identify, complete, and efficiently integrate acquisitions into our operations; • significant changes in, or new changes by, the independent system operators (“ISOs”) in the regions we operate; • competition; and • the “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and other public filings and press releases. You should review the risk factors and other factors noted throughout this earnings release that could cause our actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements speak only as of the date of this earnings release. Unless required by law, we disclaim any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for us to predict all risks, nor can we assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For further information, please contact: Investor Relations: Mike Barajas, 832-200-3727 Media Relations: Kira Jordan, 832-255-7302

SPARK ENERGY, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share data) (unaudited) Three Months Ended March 31, 2021 2020 Revenues: Retail revenues $ 113,145 $ 166,360 Net asset optimization (expense) revenue (140) 321 Total Revenues 113,005 166,681 Operating Expenses: Retail cost of revenues 122,168 118,823 General and administrative 12,671 25,676 Depreciation and amortization 6,036 8,796 Total Operating Expenses 140,875 153,295 Operating (loss) income (27,870) 13,386 Other (expense)/income: Interest expense (1,311) (1,553) Interest and other income 86 160 Total other expenses (1,225) (1,393) (Loss) income before income tax (benefit) expense (29,095) 11,993 Income tax (benefit) expense (1,535) 1,925 Net (loss) income $ (27,560) $ 10,068 Less: Net (loss) income attributable to non-controlling interests (19,929) 5,589 Net (loss) income attributable to Spark Energy, Inc. stockholders $ (7,631) $ 4,479 Less: Dividend on Series A Preferred Stock 1,951 1,500 Net (loss) income attributable to stockholders of Class A common stock $ (9,582) $ 2,979 Net (loss) income attributable to Spark Energy, Inc. per share of Class A common stock Basic $ (0.66) $ 0.21 Diluted $ (0.66) $ 0.20 Weighted average shares of Class A common stock outstanding Basic 14,627 14,381 Diluted 14,627 14,784

Selected Balance Sheet Data (in thousands) March 31, 2021 December 31, 2020 Cash and cash equivalents 81,491 71,684 Working capital 118,781 114,213 Total assets 364,327 366,667 Total debt 145,000 100,000 Total liabilities 226,802 190,918 Total stockholders' equity 52,954 64,854 Selected Cash Flow Data Three Months Ended March 31, (in thousands) 2021 2020 Net cash (used) provided in operating activities $ (23,632) $ 39,389 Cash flows used in investing activities (520) (536) Net cash provided (used) in financing activities 33,959 (41,050) Operating Segment Results Three Months Ended March 31, 2021 2020 (in thousands, except volume and per unit operating data) Retail Electricity Segment Total Revenues $ 78,755 $ 121,768 Retail Cost of Revenues 107,524 100,383 Less: Net gain (loss) on non-trading derivatives, net of cash settlements 5,517 (9,421) Non-recurring event - Winter Storm Uri (64,900) — Retail Gross Margin (1) — Electricity $ 30,614 $ 30,806 Volumes — Electricity (MWhs) (3) 622,128 1,091,425 Retail Gross Margin (2) (4) — Electricity per MWh $ 49.21 $ 28.23 Retail Natural Gas Segment Total Revenues $ 34,390 $ 44,592 Retail Cost of Revenues 14,644 18,440 Less: Net gain on non-trading derivatives, net of cash settlements 348 1,497 Retail Gross Margin (1) — Gas $ 19,398 $ 24,655 Volumes — Gas (MMBtus) 3,829,474 5,282,299 Retail Gross Margin (2) — Gas per MMBtu $ 5.07 $ 4.67 (1) Reflects the Retail Gross Margin attributable to our Retail Electricity Segment or Retail Natural Gas Segment, as applicable. Retail Gross Margin is a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Measures” section below for a reconciliation of Adjusted EBITDA and Retail Gross Margin to their most directly comparable financial measures presented in accordance with GAAP. (2) Reflects the Retail Gross Margin for the Retail Electricity Segment or Retail Natural Gas Segment, as applicable, divided by the total volumes in MMBtu or MWh, respectively. (3) Excludes volumes (8,402 MWhs) related to Winter Storm Uri impact (4) Retail Gross Margin - Electricity per MWh excludes Winter Storm Uri impact

Reconciliation of GAAP to Non-GAAP Measures Adjusted EBITDA We define “Adjusted EBITDA” as EBITDA less (i) customer acquisition costs incurred in the current period, plus or minus (ii) net (loss) gain on derivative instruments, and (iii) net current period cash settlements on derivative instruments, plus (iv) non-cash compensation expense, and (v) other non-cash and non-recurring operating items. EBITDA is defined as net income (loss) before the provision for income taxes, interest expense and depreciation and amortization. This conforms to the calculation of Adjusted EBITDA in our Senior Credit Facility. We deduct all current period customer acquisition costs (representing spending for organic customer acquisitions) in the Adjusted EBITDA calculation because such costs reflect a cash outlay in the period in which they are incurred, even though we capitalize and amortize such costs over two years. We do not deduct the cost of customer acquisitions through acquisitions of businesses or portfolios of customers in calculating Adjusted EBITDA. We deduct our net gains (losses) on derivative instruments, excluding current period cash settlements, from the Adjusted EBITDA calculation in order to remove the non-cash impact of net gains and losses on these instruments. We also deduct non-cash compensation expense that results from the issuance of restricted stock units under our long-term incentive plan due to the non-cash nature of the expense. We adjust from time to time other non-cash or unusual and/or infrequent charges due to either their non-cash nature or their infrequency. We have historically included the financial impact of weather variability in the calculation of Adjusted EBITDA. We will continue this historical approach, but during the current quarter we incurred a net pre- tax financial loss of $64.9 million due to winter storm Uri, as described above. This loss was incurred because of uncharacteristic extended sub-freezing temperatures across Texas combined with the impact of the pricing caps ordered by ERCOT. We believe this event is unusual, infrequent, and non-recurring in nature. Our lenders under the Company's Senior Credit Facility have allowed $60.0 million of the $64.9 million pre-tax storm loss to be added back as a non-recurring item in the calculation of Adjusted EBITDA for the Company's March 31, 2021 Debt Covenant Calculations. As our Senior Credit Facility is considered a material agreement and Adjusted EBITDA is a key component of our material covenants, we consider our covenant compliance to be material to the understanding of the Company's financial condition and/or liquidity. We believe that the presentation of Adjusted EBITDA provides information useful to investors in assessing our performance and results of operations and that Adjusted EBITDA is also useful for an understanding of our financial condition and/or liquidity due to its use in covenants in our Senior Credit Facility. Adjusted EBITDA is a supplemental financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, commercial banks and rating agencies, use to assess the following: • our operating performance as compared to other publicly traded companies in the retail energy industry, without regard to financing methods, capital structure, historical cost basis and specific items not reflective of ongoing operations; • the ability of our assets to generate earnings sufficient to support our proposed cash dividends; • our ability to fund capital expenditures (including customer acquisition costs) and incur and service debt; and • our compliance with financial debt covenants. Retail Gross Margin We define retail gross margin as operating income (loss) plus (i) depreciation and amortization expenses and (ii) general and administrative expenses, less (iii) net asset optimization revenues (expenses), (iv) net gains (losses) on non-trading derivative instruments, (v) net current period cash settlements on non-trading derivative instruments and (vi) gains (losses) from non-recurring events (including non-recurring market volatility. Retail gross margin is included as a supplemental disclosure because it is a primary performance measure used by our management to determine the performance of our retail natural gas and electricity segments. As an indicator of our retail energy business’s operating performance, retail gross margin should not be considered an alternative to, or more meaningful than, operating income (loss), its most directly comparable financial measure calculated and presented in accordance with GAAP. We believe retail gross margin provides information useful to investors as an indicator of our retail energy business's operating performance. We have historically included the financial impact of weather variability in the calculation of Retail Gross Margin. We will continue this historical approach, but during the current quarter we have made the decision to add back the financial loss related to winter storm Uri, as described above, in the calculation of Retail Gross Margin because the extremity of the storm combined with the impact of the scarcity pricing mechanisms ordered by ERCOT is considered unusual, infrequent, and non-recurring in nature. The GAAP measures most directly comparable to Adjusted EBITDA are net income (loss) and net cash provided by operating activities. The GAAP measure most directly comparable to Retail Gross Margin is operating income (loss). Our non-GAAP financial measures of Adjusted EBITDA and Retail Gross Margin should not be considered as alternatives to net income (loss), net cash provided by operating activities, or operating income (loss). Adjusted EBITDA and Retail Gross Margin are not presentations made in accordance with GAAP and have limitations as analytical tools. You should not consider Adjusted EBITDA or Retail Gross Margin in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA and Retail Gross Margin exclude some, but not all, items that affect net income (loss), net cash provided by operating activities, and operating income (loss), and are defined differently by different companies in our industry, our definition of Adjusted EBITDA and Retail Gross Margin may not be comparable to similarly titled measures of other companies. Management compensates for the limitations of Adjusted EBITDA and Retail Gross Margin as analytical tools by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating these data points into management’s decision-making process. The following tables present a reconciliation of Adjusted EBITDA to net income (loss) and net cash provided (used in) operating activities for each of the periods indicated.

Reconciliation of Adjusted EBITDA to net (loss) income: Three Months Ended March 31, (in thousands) 2021 2020 Net (loss) income $ (27,560) $ 10,068 Depreciation and amortization 6,036 8,796 Interest expense 1,311 1,553 Income tax (benefit) expense (1,535) 1,925 EBITDA (21,748) 22,342 Less: Net, gain (loss) on derivative instruments 7,024 (24,587) Net cash settlements on derivative instruments (1,185) 16,608 Customer acquisition costs 213 1,345 Plus: Non-cash compensation expense 467 1,324 Non-recurring event - Winter Storm Uri 60,000 — Adjusted EBITDA $ 32,667 $ 30,300 Reconciliation of Adjusted EBITDA to net cash (used) provided in operating activities: Three Months Ended March 31, (in thousands) 2021 2020 Net cash (used) provided in operating activities $ (23,632) $ 39,389 Amortization of deferred financing costs (259) (250) Bad debt expense 247 (2,355) Interest expense 1,311 1,553 Income tax (benefit) expense (1,535) 1,925 Non-recurring event - Winter Storm Uri 60,000 — Changes in operating working capital Accounts receivable, prepaids, current assets (11,703) (17,975) Inventory (1,365) (2,690) Accounts payable and accrued liabilities 4,798 10,818 Other 4,805 (115) Adjusted EBITDA $ 32,667 $ 30,300 Cash Flow Data: Net cash (used) provided in operating activities $ (23,632) $ 39,389 Cash flows used in investing activities $ (520) $ (536) Net cash provided (used) in financing activities $ 33,959 $ (41,050)

The following table presents a reconciliation of Retail Gross Margin to operating income (loss) for each of the periods indicated. Reconciliation of Retail Gross Margin to Operating (loss) income: Three Months Ended March 31, (in thousands) 2021 2020 Operating (loss) income $ (27,870) $ 13,386 Plus: Depreciation and amortization 6,036 8,796 General and administrative expense 12,671 25,676 Less: Net asset optimization (expense) revenue (140) 321 Gain (loss) on non-trading derivative instruments 7,054 (24,533) Cash settlements on non-trading derivative instruments (1,189) 16,609 Non-recurring event - Winter Storm Uri (64,900) — Retail Gross Margin $ 50,012 $ 55,461 Retail Gross Margin - Retail Electricity Segment (1) $ 30,614 $ 30,806 Retail Gross Margin - Retail Natural Gas Segment $ 19,398 $ 24,655 (1) Retail Gross Margin - Retail Electricity Segment for the three months ended March 31, 2021 includes a $64.9 million add back related to winter storm Uri.